                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                        Date of Report: January 9, 2001
                       (Date of earliest event reported)

                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)


         Virginia                      001-08489              54-1229715
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)     File Number)         Identification No.)

                              120 Tredegar Street
                         Richmond, Virginia 23219-3932
                                 (804) 819-2000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

     On January 9, 2001, Dominion Resources, Inc. (the Company) and Dominion Resources Capital Trust III (Trust III) entered into an underwriting agreement (the Underwriting Agreement) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives of the Underwriters named in the Underwriting Agreement, for the sale of 250,000 8.4% Capital Securities (Liquidation Amount $1,000 per Capital Security) of Trust
III. Such Capital Securities are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company, Dominion Resources Capital Trust II and Trust III pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on January 6, 2000 (File No. 333-93187) (the Registration Statement). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

     Copies of the instruments defining the rights of the holders of the Capital Securities, are filed as Exhibits 4.1 through 4.8 to this Form 8-K.

     On January 10, 2001, Dominion Resources, Inc. (the Company) and Dominion Resources Capital Trust II (Trust II) entered into an underwriting agreement (the Second Underwriting Agreement) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives of the Underwriters named in the Second Underwriting Agreement, for the sale of 12,000,000 8.4% Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) of Trust II. Such Trust Preferred Securities are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company, Trust II and Trust III pursuant to the Registration Statement. A copy of the Second Underwriting Agreement including exhibits thereto, is filed as Exhibit 1.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1.1 Underwriting Agreement, dated January 9, 2001, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated., as Representatives of the Underwriters named in the Underwriting Agreement (filed herewith)

1.2 Underwriting Agreement, dated January 10, 2001, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated., as Representatives of the Underwriters named in the Underwriting Agreement (filed herewith)

4.1 Certificate of Trust of Trust III (incorporated herein by reference to Exhibit 4(xi) of the Registration Statement)

4.2 Trust Agreement of Trust III (incorporated herein by reference to Exhibit 4(xii) of the Registration Statement)
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4.3  Form of Amended and Restated Trust Agreement of Trust III (filed herewith)

4.4 Form of Certificate Evidencing the 8.4% Capital Securities (contained in Exhibit A to the Amended and Restated Trust Agreement of Trust III, the form of which is filed as Exhibit 4.3 hereto)

4.5 Junior Subordinated Indenture dated as of December 1, 1997 between the Company and The Chase Manhattan Bank, as trustee (incorporated by reference to Exhibit 4(iv) to the Registration Statement)

4.6 Form of Second Supplemental Indenture to Junior Subordinated Indenture (filed herewith)

4.7 Form of 8.4% Junior Subordinated Debenture (contained in Exhibit A to the Second Supplemental Indenture, the form of which is filed as Exhibit 4.6 hereto)

4.8  Form of Capital Securities Guarantee Agreement (filed herewith)

4.9 Certificate of Trust of Trust II (incorporated herein by reference to Exhibit 4(ix) of the Registration Statement)

4.10 Trust Agreement of Trust II (incorporated herein by reference to Exhibit 4(x) of the Registration Statement)

4.11 Form of Amended and Restated Trust Agreement of Trust II (filed herewith)

4.12 Form of Certificate Evidencing the 8.4% Trust Preferred Securities (contained in Exhibit A to the Amended and Restated Trust Agreement of Trust II, the form of which is filed as Exhibit 4.11 hereto)

4.13 Form of Third Supplemental Indenture to Junior Subordinated Indenture (filed herewith)

4.14 Form of 8.4% Junior Subordinated Debenture (contained in Exhibit A to the Third Supplemental Indenture, the form of which is filed as Exhibit 4.13 hereto)

4.15 Form of Trust Preferred Securities Guarantee Agreement (filed herewith)

8.1 Tax opinion of McGuireWoods LLP with respect to the Capital Securities (filed herewith).

8.2 Tax opinion of McGuireWoods LLP with respect to the Preferred Securities (filed herewith).
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12   Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to the Company's Current Report on Form 8-K, dated October 12, 2000 (File No. 001-08489).

23.1 Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit 8.1.

23.2 Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit 8.2.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      DOMINION RESOURCES, INC.
                                      Registrant



                                      /s/ James P. Carney
                                       Name: James P. Carney
                                       Title: Assistant Treasurer

Date: January 12, 2001

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                                 EXHIBIT INDEX

1.1 Underwriting Agreement, dated January 9, 2001, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated., as Representatives of the Underwriters named in the Underwriting Agreement (filed herewith)

1.2 Underwriting Agreement, dated January 10, 2001, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated., as Representatives of the Underwriters named in the Underwriting Agreement (filed herewith)

4.1 Certificate of Trust of Trust III (incorporated herein by reference to Exhibit 4(xi) of the Registration Statement)

4.2 Trust Agreement of Trust III (incorporated herein by reference to Exhibit 4(xii) of the Registration Statement)

4.3  Form of Amended and Restated Trust Agreement of Trust III (filed herewith)

4.4 Form of Certificate Evidencing the 8.4% Capital Securities (contained in Exhibit A to the Amended and Restated Trust Agreement of Trust III, the form of which is filed as Exhibit 4.3 hereto)

4.5 Junior Subordinated Indenture dated as of December 1, 1997 between the Company and The Chase Manhattan Bank, as trustee (incorporated by reference to Exhibit 4(iv) to the Registration Statement)

4.6 Form of Second Supplemental Indenture to Junior Subordinated Indenture (filed herewith)

4.7 Form of 8.4% Junior Subordinated Debenture (contained in Exhibit A to the Second Supplemental Indenture, the form of which is filed as Exhibit 4.6 hereto)

4.8  Form of Capital Securities Guarantee Agreement (filed herewith)

4.9 Certificate of Trust of Trust II (incorporated herein by reference to Exhibit 4(ix) of the Registration Statement)

4.10 Trust Agreement of Trust II (incorporated herein by reference to Exhibit 4(x) of the Registration Statement)

4.11 Form of Amended and Restated Trust Agreement of Trust II (filed herewith)

4.12 Form of Certificate Evidencing the 8.4% Trust Preferred Securities (contained in Exhibit A to the Amended and Restated Trust Agreement of Trust II, the form of which is filed as Exhibit 4.11 hereto)

4.13 Form of Third Supplemental Indenture to Junior Subordinated Indenture (filed herewith)

4.14 Form of 8.4% Junior Subordinated Debenture (contained in Exhibit A to the Third Supplemental Indenture, the form of which is filed as Exhibit 4.13 hereto)

4.15 Form of Trust Preferred Securities Guarantee Agreement (filed herewith)

8.1 Tax opinion of McGuireWoods LLP with respect to the Capital Securities (filed herewith).

8.2 Tax opinion of McGuireWoods LLP with respect to the Preferred Securities (filed herewith).

12 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to the Company's Current Report on Form 8-K, dated October 12,2000 (File No. 001-08489).

23.1 Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit 8.1.

23.2 Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit 8.2.